ClearPath® Forward Overview Chris Arrasmith Chief Operating Officer Sean Tinney SVP and GM Enterprise Computing Solutions Investor Presentation

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Unisys cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond Unisys’ ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon Unisys. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on Unisys will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, any projections or expectations of revenue growth, margin expansion, investments in our solutions and artificial intelligence adoption and innovation, L&S revenue, economic conditions or performance. Additional information and factors that could cause actual results to differ materially from Unisys’ expectations are contained in Unisys’ filings with the U.S. Securities and Exchange Commission (SEC), including Unisys’ Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of the date of this presentation only and while Unisys periodically reassesses material trends and uncertainties affecting Unisys’ results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, Unisys does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events, except as required by applicable law. Non-GAAP Information This presentation includes certain non-GAAP financial measures that exclude certain items such as postretirement expense; debt extinguishment, certain legal and other matters related to professional services and legal fees, including legal defense costs, associated with certain legal proceedings; environmental matters related to previously disposed businesses; and cost-reduction activities and other expenses that the company believes are not indicative of its ongoing operations, as they may be unusual or non-recurring. The inclusion of such items in financial measures can make the company’s profitability and liquidity results difficult to compare to prior periods or anticipated future periods and can distort the visibility of trends associated with the company’s ongoing performance. Management also believes that non-GAAP measures are useful to investors because they provide supplemental information about the company’s financial performance and liquidity, as well as greater transparency into management’s view and assessment of the company’s ongoing operating performance. Non-GAAP financial measures are often provided and utilized by the company’s management, analysts, and investors to enhance comparability of year- over-year results. These items are uncertain, depend on various factors, and could have a material impact on the company's GAAP results for the applicable period. These measures should not be relied upon as substitutes for, or considered in isolation from, measures calculated in accordance with U.S. GAAP. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below except for financial guidance and other forward-looking information since such a reconciliation is not practicable without unreasonable efforts as the company is unable to reasonably forecast certain amounts that are necessary for such reconciliation. This information has been provided pursuant to the requirements of SEC Regulation G.

Sean Tinney SVP and GM Enterprise Computing Solutions Welcome and Agenda Modern Mainframe • ClearPath® Forward ecosystem • Modern features and capabilities Market Perspective • Industry corroboration • Results delivered Client Journey • Mission-critical partner • Integrated ecosystem Market Validity • CPF next-gen capabilities • CPF persistence

ClearPath® Forward – The Modern Ecosystem

Unmatched reliability delivered with the agility and intelligence needed in a digital-first world

Attribute	Traditional Mainframe	ClearPath® Forward Modern Ecosystem	Business Impact
Deployment	On-prem only	On-prem + cloud integration	Optimized deployment and compute
Security	Architected for security, but siloed	Strong encryption, zero-trust enabled, low vulnerability exposure	Data stays safe—even from future cyber threats
Data Integration	Batch transfers, slow sharing	Real-time streaming, hybrid integration	Reduced data siloes and accelerated digital initiatives
Speed	Overnight batch processing with slow change cycles	High-volume real-time transaction processing; faster updates	Outpace competitors with faster transaction speed and insights
Applications and Extensibility	COBOL programs	Mix of old and new apps, APIs for integration	Faster innovation to respond to business needs
Resiliency	Backup sites, manual failover	Active-active, near-zero downtime	Always on—avoiding lost revenue, even during disasters
Manageability	Manual tasks, with significant operator training required	Automated updates, some self-healing	Anyone can manage or use it without being a mainframe expert
Scalability	Limited to hardware scaling	Advanced virtualization and increased scalability	Business agility—rapid innovation through improved data insights
Artificial Intelligence	None	AI for analytics and system management	Smarter, self-repairing systems drive innovation

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ClearPath® Forward Portfolio

Secure, scalable operating systems designed to protect and scale core business processes

CPF Ecosystem

Operating Environments

The beating heart of the modern digital enterprise – secure, scalable operating environments designed for high volume transaction processing.

CPF Operating Systems

- Secure, high-speed and volume compute environments
- Designed for mission-critical workloads
- Continuously adapting and expanding
- Certified to run wherever the client needs

Deployment Options*

Today's CPF runs seamlessly in AWS and Azure, a private cloud, or on traditional integrated systems., future-proofing investments for evolving deployment strategies.

Pre-integrated Systems
Unisys, on-prem, or co-lo hosted

Private Cloud
VMware or bare-metal

Public Cloud
MS Azure or AWS

Application Environment**

Evolve and enhance applications with capabilities ranging from sophisticated data analysis to modern development environments to updated user experiences.

Unisys Applications

Partner Applications

Client Applications

Value-added Solutions*

The ecosystem includes solutions designed to support contemporary application development as well as data sharing to and from the CPF environment.

ePortal

AB Suite®

DataExchange

*License and Support (L&S)

Services for Optimal Results**

Enterprise experts maximize business outcomes through a comprehensive range of services from technical support to hosting and running client environments.

ClearPath® Forward
Professional and Managed Services

**Specialized Services and Compute (SS&C)

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What is An Operating System? A software system that interfaces between users and hardware to execute programs Designed for mission-critical workloads Continuously adapting and expanding Certified to run wherever the client needs Secure, high-speed and volume compute environments What is CPF? EcosystemInterface Layers Personal Operating Systems Commercial Unisys Proprietary Unique OS drives a seamless and contained end-to-end interaction Performative and secure environment CPF systems are ingrained in business processes Why CPF? Users Applications Operating System Infrastructure Integrated System

ClearPath® Forward Delivers – Every Day, Around the Globe

Global leaders depend on CPF security and stability for critical transactions

Enterprise Business Demands

Batch Processing
- High-volume, quick turn processing needs
  - Check clearing, Bank transactions

Volume Transaction Processing
- Large-scale, flawless processing requirements
  - Airline reservations, Telco call completion

Regulated and Sensitive Workloads
- Security regulations
  - Tax payments, Medical testing

Client Outcomes Achieved

All Verticals

99.999+% availability for maximum uptime

1M 1 million transactions per minute

0% Compromised user data - NIST

Travel and Transportation

+700M Airline passengers processed in 2024

7M Air waybills processed in 2024

15% Global market share of air waybills processed

Financial Institutions

$56.4T Annual US Interbank payments processed

70% Mortgage loans processed in Brazil

Telco

100M Voicemail boxes in EMEA

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On-premises Private Cloud Public Cloud Hybrid Cloud What Are Deployment Options? The various methods used to connect to applications, services, or APIs Deployment Options Today’s CPF runs seamlessly in AWS and Azure, a private cloud, or on traditional integrated systems, future- proofing investments for evolving deployment strategies. Unisys Environment Considerations Scalability Security Compliance Control Enterprise owned and managed Hosted on managed cloud environment Hosted on a private cloud environment Hosted on combined on- prem and cloud environment Performance Cost

What Are Application Environments? User-defined collections of resources that host applications Unisys Applications The CPF ecosystem includes solutions to support contemporary application development and data sharing to and from the environment. Applications Environment Evolve and enhance applications with capabilities ranging from sophisticated data analysis to modern development environments to updated user experiences. Client Applications Client applications include software applications written and maintained by the enterprise. Partner Applications Third-party applications are ancillary applications created outside of the environment that can be introduced into the secure environment.

What Are the Unisys Value-added Solutions?

Value-added solutions support application development and data sharing

Value-added Solutions*

The ClearPath® Forward ecosystem includes solutions designed to support contemporary application development as well as data sharing to and from the CPF environment.

ePortal

ePortal connects an enterprise's existing CPF applications and data with internal and external business processes, bringing innovative solutions and experiences to new markets, channels, partners, and customers.

DataExchange

Unisys DataExchange is data integration software designed to help organizations address internal and external access demands including mobile demand, digital channel development, regulatory compliance, business process integration, and more.

AB Suite®

Unisys Agile Business Suite is a low-code development platform for mission-critical solutions that support designing, developing, generating, and maintaining highly available, high-performance, enterprise-class applications.

*License and Support (L&S)

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What Are Services?

A range of offerings that enhance an enterprise via expertise, support, or hosting services

ClearPath® Forward
Professional and Managed Services**

Services for Optimal Results

Enterprise experts maximize business outcomes through a comprehensive range of services from technical support to hosting and running client environments.

Application Modernization Services

Build a clear, actionable strategy to evolve applications that deliver continual value to clients without disruption.

- **Maximum** value through current applications
- **Initiate** growth through analysis
- **Transform** within an agile, secure environment

Technology Consulting Services

Create an implementation plan to maintain unparalleled data integrity while developing plans to leverage new technologies.

- **Capitalize** on cutting-edge capabilities
- **Differentiate** using performance metrics
- **Elevate** deployment with configuration optimization

Managed Services and Outsourcing

Infrastructure and application managed services and support to address shifting priorities, empower internal resources, and leverage resources to support business goals.

- **Optimize** business goals to maintain differentiation
- **Access** Unisys resources to augment innovation
- **Leverage** Unisys network to bolster workforce

***Specialized Services and Compute (SS&C)*

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ClearPath® Forward Portfolio

Secure, scalable operating systems designed to protect and scale core business processes

CPF Ecosystem

Deployment Options*

Today's CPF runs seamlessly in AWS and Azure, a private cloud, or on traditional integrated systems., future-proofing investments for evolving deployment strategies.

Pre-integrated Systems
Unisys, on-prem, or co-lo hosted

Private Cloud
VMware or bare-metal

Public Cloud
MS Azure or AWS

Operating Environments

The beating heart of the modern digital enterprise – secure, scalable operating environments designed for high volume transaction processing.

CPF Operating Systems

- Secure, high-speed and volume compute environments
- Designed for mission-critical workloads
- Continuously adapting and expanding
- Certified to run wherever the client needs

Application Environment**

Evolve and enhance applications with capabilities ranging from sophisticated data analysis to modern development environments to updated user experiences.

Unisys Applications

Partner Applications

Client Applications

Value-added Solutions*

The ecosystem includes solutions designed to support contemporary application development as well as data sharing to and from the CPF environment.

ePortal

AB Suite®

DataExchange

*License and Support (L&S)

Services for Optimal Results**

Enterprise experts maximize business outcomes through a comprehensive range of services from technical support to hosting and running client environments.

ClearPath® Forward
Professional and Managed Services

**Specialized Services and Compute (SS&C)

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ClearPath® Forward—Today and Tomorrow

Mainframes play a vital, global role in revenue-driving transactions—today and in the future

Market Outlook

IDC Perspective

70%+
70%+ of Fortune 500 companies operate on mainframes

90%+
90%+ of Fortune 500 Financial Institutions operate on mainframes

95%
Mainframes support **95%** of worldwide non-cash transactions

IDC Perspective, Mainframe Still Plays a Critical Role in Financial Services, #US52951525, March 2025

Gartner Perspective

30%
By 2030, mainframe end users will increase by 30% compared to 2024, due to sovereignty, deglobalization, and energy constraints

Market Guide for Mainframe and Legacy System Professional and Managed Services, Gartner, #G00818786, October 2024

Unisys Outlook

Foundational Capabilities

Resilience
- Provides unmatched uptime for enterprise workloads

Security
- Sets the standard for secure operations, data security

Scale
- Supports massive operations, high-volume applications

Speed
- Delivers the power and performance needed for time-critical workloads

Innovation

AI
- AI embedded into the CPF ecosystem to unlock data value and streamline operations

Post Quantum Security
- Proactively incorporating quantum resistant security features to address the coming security risks posed by quantum computing to ensure client environments stay secure

Continuous Dynamic Workloads
- Optimize revenue and operations with pro-active resilience, eliminating the need for planned stops

Hybrid Computing
- Provide enterprise agility through options to run traditional, HPC, and quantum workloads within the CPF ecosystem

ClearPath 2050 Commitment

Strategic Focus
- CPF will be a secure, stable platform underpinning the quantum world – positioning the offering for long-term growth

R&D Focus
- R&D investments align with market goals of growth and strategic relevance in a post-quantum world, with a focus on extensibility, interoperability, speed, and scale

People Focus
- Alignment of market goals with technical skill sets ensures the right expertise and insights to power our market vision

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ClearPath® Forward Service Journey – Cruise Line

Partnering with an industry leader to support a remarkable growth journey

	Past	Present	Future
	1972 1 Used Ship	2024 29 Ships	2027-2033 +5 Ships
	1 Port	19 Countries	+ Private Island Ports
	1979 Partner with Unisys	1,500 Annual Voyages	Port Attractions
		12.5M Annual Guests	Ship Activities
		90K Employees	POS Amenities

Objectives

- Support aggressive growth and expansion goals
- Increase efficiency and operational productivity
- Deliver rapid and secure data across complex, global environment

Solutions

- CPF Solutions – Secure, resilient, and performative processing
- DataExchange – Unlocking the value of CPF data
- ePortal – Connecting applications and devices to the data sources

Results

- Security - Secure database architecture to operate critical infrastructure – backup and DR
- Scalability - Exceptional processing speeds and scalability to manage global reservations
- Profitability - Seamless data synchronization for real-time pricing analysis to maximize revenue
- Flexibility - Accessible, data-driven processing to manage database interfaces and complex booking and search functionality
- Capability - Operating capabilities across shore, ship, port, destination, and online access points
- Possibility - A nearly half-century partnership, driving business expansion and enhancing consumer experiences

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System Touchpoints – Cruise Line


Traveler
Query
Mobile
Web
Agency
Direct
Options
Destinations
Ships
Dates
Room Type
Price
Selection
Register
Payment
Set Sail
Messaging
Welcome
Details
Travel
Upsell
Onboard Messaging
Schedules
Services
Amenities
Excursions
POS Purchases
Departure
Post-sail Interaction
Surveys
Offers
Specials
Deals

Key

CPF
System of Record
- Houses IP process
- Maintains the business
- Manages customer PII

ePortal
System of Engagement
- Create account
- Apply for services
- Manage account

DataExchange
System of Reference
- Data warehouse
- Data analytics
- Data replication

Cloud and AI Capabilities
System of Integration
- API gateway to cloud apps
- Customer-facing services
- Data review capabilities

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System Touchpoints – Mortgage Processing

Origination

Application
- Lead Generation
- Customer Engagement
- Application Management

Documentation and Review
- Documentation Verification
- KYC and Fraud Assessment

Underwriting
- Property Valuation
- Credit Review
- Application Decision
- Audit and Risk Management

Settlement

Securitization and Contracting
- Provide Contract Offer
- Obtain Acceptance
- Pledge Collateral

Funding
- Loan Disbursement
- Fees and Receipt

Servicing

Loan Management
- Loan Structuring and Modifications
- Post-funding Reviews
- Collateral Re-evaluation
- Manage Invoice and Payments

Customer Service and Support
- Customer Inquiries
- Issue Support and Management

Closure
- Default Management
- Refinance
- Foreclosure
- Discharge

Key

CPF
System of Record
- Houses IP process
- Maintains the business
- Manages customer PII

ePortal
System of Engagement
- Create account
- Apply for services
- Manage account

DataExchange
System of Reference
- Data warehouse
- Data analytics
- Data replication

Cloud and AI Capabilities
System of Integration
- API gateway to cloud apps
- Customer-facing services
- Data review capabilities

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16

Why is ClearPath® Forward So Persistent?

Replicating the CPF environment is costly and introduces significant migration risks

ClearPath® Forward

Mission-critical Platform
Powers the most demanding, mission-critical business processes that delivers unmatched reliability, security, and performance where downtime is not an option

Continuous Innovation
Constantly evolving, with new features, integrations, and support for modern programming languages, AI, quantum, and cloud deployment options

Expanding Ecosystem
Easier to integrate with client environments, cloud services, third-party tools, allowing clients to accelerate digital initiatives

Simplified Management
Modern system tools and automation make it easier to administer and maintain the platform

Embedded Processes
Deeply integrated into client workflows, creating seamless alignment between business and the technology

Migration Challenges

Application Modernization
Rarely matches reliability and performance of original environment and often requires costly rewrites, loss of embedded business logic, and significant risk of operational disruption

Data Migration
Requires restructuring to maintain security, speed, and integrity which can be costly and introduce vulnerabilities or disrupt business continuity

Infrastructure Integration
Migration often integrating multiple platforms and technologies, increasing integration complexity and operational overhead

Program and Change Management Costs
Demand significant time, resources, and budget, typically exceeding estimates and delivering uncertain returns while also requiring clients to fundamentally reengineer embedded business processes

Business and Security Risk
Introduces operational risk, potential data loss, compliance gaps, and new security vulnerabilities

Run Costs
Typically, more expensive to replicate ClearPath® Forward's built-in efficiency, resilience, and optimized workload management

With migration failures commonplace, successful migrations typically take over a decade to complete with no guarantee of replicating the security, performance, scalability, and resilience of the CPF modern ecosystem.

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CPF 2050 Long-term Roadmap

Improve performance and drive modernization without the cost, complexity, or risk of a services journey

ClearPath® Forward – Future-state Roadmap

	Roadmap Capabilities	Client Impact
Deployment	Run anywhere—dynamic deployment with elastic scaling	Ensures optimal resource utilization and cost efficiency, aligning infrastructure with operations
Security	Built-in zero-trust, quantum-safe, AI-driven threat detection	Preserves brand and trust – data stays safe, even from future cyber threats
Data Integration	Unified data fabric, privacy-preserving analytics	Provides strategic edge by enabling secure, real-time insights across the data landscape without compromising privacy
Speed	Instant processing, predictive automation, continuous delivery	Able to outpace competitors in a landscape where instant outcomes and rapid execution define market leadership
Applications and Extensibility	AI-ready, cloud-native, low-code tools, along with Java or Python development	Accelerate innovation while reducing development barriers and time-to-market
Resiliency	Autonomous failover, cross-cloud recovery	Uninterrupted business operations, protecting revenue even during unexpected disruptions
Manageability	AI-driven, self-healing, predictive maintenance	Manage complex environments without deep mainframe expertise and minimizing downtime before it happens
Scalability	Scalable across cloud, HPC, and quantum with AI optimization	Confidently run the largest, most complex workloads without compromise across an optimized compute environment
Artificial Intelligence	AI everywhere—operations, security, apps	Unlock faster growth with fewer resources - reducing costs, accelerating innovation, improving decisions, and minimizing risk

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18

Chris Arrasmith Chief Operating Officer Key Takeaways Modern Mainframe • ClearPath® Forward ecosystem • Modern features and capabilities Market Perspective • Industry corroboration • Results delivered Client Journey • Mission-critical partner • Integrated ecosystem Market Validity • CPF next-gen capabilities • CPF persistence

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Appendix

Financial View 69% 31% ECS REVENUE - 2024 ($628M) License and Support (L&S) Specialized Services and Compute (SS&C) $0 $100 $200 $300 $400 $500 2023 2024 2025E Initial Forecast Amount Over Forecast $429M $432M $430M L&S Revenue Trends • Revenue will fluctuate based on renewal cycles • 3-year average starting 2026 is estimated to be ~$400M • Overall annual client retention is ~95%* • 2023-2025 we have been able to offset client attrition by increasing wallet share at remaining clients** • L&S average Gross margin is ~70% ECS 2024 Revenue • L&S made up 69% of ECS business • SS&C made up 31% of ECS business, and includes services in the areas of Professional and Managed Services, Industry Solutions, and Business Process Outsourcing • ECS 2024 Gross margin was 58% *Based on clients representing the top 90% of revenue **Accomplished through deal structure, client increased consumption, the sale of additional hardware, & pricing LICENSE & SUPPORT (L&S) REVENUE TREND

Data Taken: October 6, 2025 This chart was developed by Unisys and represents Unisys’ interpretation of publicly available NIST data in the National Vulnerability Database which has compiled vulnerabilities since 1997. National Vulnerability Database ClearPath® Delivers – Security Unparalleled data security as recognized and reported by NIST NATIONAL VULNERABILITY DATABASE Operating System Number of Vulnerabilities Date of Last Vulnerability Compromised User Data Unisys ClearPath® OS 2200 0 - No Unisys ClearPath® MCP 5 01/12/2022 No OpenVMS 39 01/28/2020 Yes IBM z 44 08/14/2025 Yes IBM i 101 08/14/2025 Yes HP-UX 478 08/14/2025 Yes Oracle Solaris 747 08/14/2025 Yes IBM AIX 780 08/14/2025 Yes Unix® 783 10/02/2025 Yes Windows 13,036 10/03/2025 Yes Linux 15,849 10/04/2025 Yes

License & Support (“L&S”) and Excluding License & Support (“Ex-L&S”) Revenue & Gross Profit $M 1Q23 2Q23 3Q23 4Q23 FY 23 1Q24 2Q24 3Q24 4Q24 FY 24 1Q25 2Q25 L&S REVENUE $ 136.9 $ 80.8 $ 67.1 $ 144.3 $ 429.1 $ 93.2 $ 82.1 $ 104.5 $ 151.7 $ 431.5 $ 71.1 $ 87.6 EX-L&S REVENUE 379.5 396.0 397.5 413.3 1,586.3 394.6 396.1 392.5 393.7 1,576.9 361.0 395.7 REVENUE $ 516.4 $ 476.8 $ 464.6 $ 557.6 $ 2,015.4 $ 487.8 $ 478.2 $ 497.0 $ 545.4 $ 2,008.4 $ 432.1 $ 483.3 L&S GROSS PROFIT $ 106.5 $ 52.4 $ 39.6 $ 112.8 $ 311.3 $ 64.8 $ 55.7 $ 74.7 $ 113.1 $ 308.3 $ 43.3 $ 60.3 EX-L&S GROSS PROFIT 52.5 63.4 55.7 68.4 240.0 71.2 74.2 70.3 61.9 277.6 64.2 69.7 GROSS PROFIT $ 159.0 $ 115.8 $ 95.3 $ 181.2 $ 551.3 $ 136.0 $ 129.9 $ 145.0 $ 175.0 $ 585.9 $ 107.5 $ 130.0 L&S GROSS PROFIT MARGIN 77.8% 64.9% 59.0% 78.2% 72.5% 69.5% 67.8% 71.5% 74.6% 71.4% 60.9% 68.8% EX-L&S GROSS PROFIT MARGIN 13.8% 16.0% 14.0% 16.5% 15.1% 18.0% 18.7% 17.9% 15.7% 17.6% 17.8% 17.6% GROSS PROFIT MARGIN 30.8% 24.3% 20.5% 32.5% 27.4% 27.9% 27.2% 29.2% 32.1% 29.2% 24.9% 26.9%

Definitions

Industry Terms	Acronym	Definition
Application Programming Interface	API	A set of protocols, routines, and tools for building software and applications
Artificial Intelligence	AI	Enables machines to perform tasks; learn from data, recognize patterns, make decisions, solve problems
Disaster Recovery	DR	Practices designed to prevent or minimize data loss and disruption after catastrophic events
Intellectual Property	IP	Intangible assets owned by a company that differentiate a business such as inventions, literary works, designs, and so on
Million Instructions Per Second	MIPS	A metric used to measure the performance of a computer processor, the higher the number, the faster the processor
Operating System	OS	A software system that manages computer hardware and software resources
Personally Identifiable Information	PII	Data that can be used to identify an individual either directly (SSN) or indirectly (address) when combined with other data
Post-quantum Cryptography	PQC	The development of algorithms that are secure against attacks by quantum computers
Proprietary Information	PI	Confidential data owned by a company that provides a competitive advantage (trade secrets, business strategies, etc.)

Unisys-specific Terms	Definition
AB Suite®	**Agile Business Suite** is a low-code development platform for mission-critical solutions
ClearPath®	An environment of hardware solutions and software services that support business operations and workloads delivering unmatched security, scalability, reliability, capacity, availability, and data integrity
ClearPath® Forward (CPF) ClearPath® Services	Hardware solutions – system of record – Dorado, Libra, MCP, OS 2200 Software solutions – applications focused to advise, evolve, implement, and manage
DataExchange	A data integration system that enables data replication and transformation
Endurance	A responsible program for talent growth and sustainability that creates an AI-led approach for the continuous learning of complex technologies to shorten learning curves, upskill, cross train resources, and reduce reliance on isolated subject matter experts
ePortal	Allows application integration with cloud and microservices environments
OS 2200 Developer Studio	A complete development and text workspace to create, modernize, and maintain applications in CPF processing environments

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